UNITED STATES SECURITIES
                             AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 27, 2005


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


    North Carolina                     1-11986                   56-1815473
------------------------            -------------            -----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                         Identification
                                                                  Number)



             3200 Northline Avenue, Greensboro, North Carolina 27408
           ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
                          ---------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                                ----------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Tanger Factory Outlet Centers, Inc. (the "Company") under Item 2.02 on April 26, 2005.

Item 2.02     Results of Operations and Financial Condition

     In the news release, "Tanger Reports First Quarter 2005 Results", issued yesterday, April 26, by the Company, the third paragraph under the title Financial Activities and Balance Sheet Summary, first sentence, should read "increasing the amounts currently outstanding under its lines of credit to $43.5 million" rather than "34.5 million" as originally issued inadvertently. The revised Press Release is attached to this current report as exhibit 99.1

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Revised Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended March 31, 2005.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 27, 2005

                           TANGER FACTORY OUTLET CENTERS, INC.

                           By: /s/ Frank C. Marchisello, Jr.
                               -----------------------------------
                               Frank C. Marchisello, Jr.
                               Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.



   99.1 Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended March 31, 2005.